EXHIBIT 10.3

                    OAKWOOD HOMES CORPORATION
         LONG-TERM INCENTIVE COMPENSATION AWARD AGREEMENT



AWARDED TO              AWARD DATE                PARTICIPATION
                                                    PERCENTAGE
                        11  15  95


This Long-Term Incentive Compensation Award (the "Award") is made by Oakwood Homes Corporation, a North Carolina corporation ("Oakwood"), to you, an employee of Oakwood or one of its Subsidiaries, pursuant to the Oakwood Homes Corporation Executive Incentive Compensation Plan (the "Plan"). The Plan is attached as Exhibit A, and its terms and provisions are incorporated herein by reference. A Prospectus describing the Oakwood Homes Corporation Key Employee Stock Plan, which works in coordination with the Plan, is enclosed as Exhibit B. The Key Employee Stock Plan is available on request. When used herein, the terms which are defined in the Plan shall have the meanings given to them in the Plan, except as modified herein. Words not defined in the Plan shall have the meanings set forth in the Oakwood Homes Corporation Key Employee Stock Plan.

Oakwood recognizes the potential value of your contribution to Oakwood and has made the above set forth target award to you, subject to the terms and conditions set forth herein.

Now, therefore, you and Oakwood mutually covenant and agree as follows:

1. Subject to the terms and conditions of the Plan and this Agreement, Oakwood awards to you a participation in an incentive compensation pool (the "Pool") established under the Plan. Your participation in the Pool shall be the percentage set forth above. The Performance Period shall be the three Plan Years beginning October 1, 1995. The Pool shall be 10% of the amount by which Oakwood's Net Income exceeds a 10% Return on Equity ("ROE") determined by averaging the ROE's for the Plan Years of the Performance Period, except that the Committee has reserved the power, in its sole discretion if recommended by Oakwood's Chief Executive Officer, to reduce for any reason the incentive compensation payable to you hereunder, including, without limitation, increasing to a percentage greater than 10% the threshold Return on Equity that must be earned before any Pool will begin to accrue for any Plan Year.

2. Incentive compensation earned under the Pool shall be paid as follows: 50% shall be paid in cash and 50% shall be paid in Restrictive Stock, both to be paid in the manner and to be subject to the provisions for forfeiture set forth in Section 8 of the Plan, including that you must be employed by Oakwood at the time of payment of the Award or the Award is forfeited. You may elect the vesting period for your Restrictive Stock by filling out the form set forth as Exhibit C.

3. By signing this Agreement, you acknowledge having read the Prospectus and the Plan and agree to be bound by all the terms and conditions of the Plan and of the Oakwood Homes Corporation Key Employee Stock Plan.

4. You agree that you will comply with (or provide adequate assurances to future compliance with) all applicable securities laws and income tax laws as determined by Oakwood as a condition precedent to payment of the Award.

5. Payment of the Award shall be made only upon certification by the Committee as further set forth in the Plan. Any disputes of any nature with respect to this Award shall be determined by the Committee in its sole discretion.

6. The existence of this Award shall not affect in any way the right or power of Oakwood or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Oakwood, Oakwood's capital structure or its business, or any merger or consolidation of Oakwood, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of Oakwood, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. The existence of this Award shall not affect in any way the right or power of Oakwood or its Subsidiaries to terminate you nor shall it in any way constitute a contract of employment other than employment at will.

7. Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax or by mail to such address and directed to such person(s) as Oakwood may notify you from time to time; and to you, at your address as shown on the records of Oakwood, or at such other address as you, by notice to Oakwood, may designate in writing from time to time.


IN WITNESS WHEREOF, Oakwood has caused this Long-Term Incentive
Compensation Award Agreement to be executed by its duly authorized officer, and you have hereunto set your hand and seal, all as of the day and year first above written.

OAKWOOD HOMES CORPORATION                   EMPLOYEE:

By:


_______________________________         ______________________________(Seal)
Vice President

                                                                   EXHIBIT B


                    Oakwood Homes Corporation

                     KEY EMPLOYEE STOCK PLAN

                   Beneficiary Designation Form


    With respect to the above described award of Oakwood Homes
Corporation common stock (the "Shares") under the Oakwood Homes
Corporation Key Employee Stock Plan (the "Plan"), I hereby designate the following person or entity as my beneficiary with respect to the Shares payable, if any, under that Plan in the event of my death.

    If my beneficiary named below predeceases me, any such Shares will be paid to my estate.


        Name and Address                                        Relationship
       of Beneficiary            Social Security #             to Participant
   --------------------       -----------------------     ---------------------

   --------------------       -----------------------     ---------------------

   --------------------

   --------------------

    I understand that I may change this designation at any time by executing a new form and delivering it to the Oakwood Personnel
Department.


Witness:_____________________         ______________________________________
                                             Signature of Participant



                                  Date: ____________________________________


Received by Oakwood Personnel Department this ____ day of _________, _____.


                                  By: ______________________________________

                                                        EXHIBIT C
                    OAKWOOD HOMES CORPORATION

         Long-Term Incentive Compensation Award Agreement
                         Vesting Election


    With respect to any Restricted Stock of Oakwood Homes
Corporation that I become entitled to receive pursuant to the above described Long-Term Incentive Compensation Award and pursuant to
Section 8 of the Oakwood Key Employee Stock Plan, I hereby elect the

        [ ]  twenty percent (20%)

        [ ]  thirty percent (30%)

discount rate for purposes of determining the number of shares of Oakwood Homes Corporation Common Stock (the "Shares") deliverable to me.

    This election is irrevocable. I understand that if I have elected the 20% discount rate, the applicable number of Shares shall be issued and delivered to me as of the last day of the second Plan Year following the end of the Performance Period; and if I have elected the 30% discount rate, the applicable number of Shares shall be issued and delivered to me as of the last day of the fourth Plan Year following the end of the Plan Year or Perfor-mance Period. I further understand that, if my employment with Oakwood and its affiliates is terminated for any reason (including death) prior to my having received delivery of any Shares as described above, I shall forfeit and have no further right to receive any such Shares.

    At the time I am awarded such Restricted Stock, I shall enter into a Restricted Stock Award Agreement under the Oakwood Homes Key Employee Stock Plan setting forth in writing the terms of the Award as described above.

Date: _________________, 19__.


                                  ______________________________
                                  [Signature of Participant]

Received by Oakwood Personnel
Department this ____ day of
_______________, 19__.


By:_____________________________

                                                        EXHIBIT D


                     NationsBank Corporation

                     KEY EMPLOYEE STOCK PLAN

                   Beneficiary Designation Form


    With respect to the above described award of NationsBank
Corporation common stock (the "Shares") under the NationsBank
Corporation Key Employee Stock Plan (the "Plan"), I hereby designate the following person or entity as my beneficiary with respect to the Shares payable, if any, under that Plan in the event of my death.

    If my beneficiary named below predeceases me, any such Shares will be paid to my estate.


        Name and Address                                        Relationship
       of Beneficiary            Social Security #             to Participant
   --------------------       -----------------------     ---------------------

   --------------------       -----------------------     ---------------------

   --------------------

   --------------------


    I understand that I may change this designation at any time by executing a new form and delivering it to the Corporate Personnel
Group.


Witness: ________________________      _________________________________
                                             Signature of Participant



                                  Date: ________________________________


Received by Corporate Personnel Group this ____ day of _________,
_____.


                                  By: ___________________________________